EXHIBIT 10.18

SETTLEMENT AGREEMENT

This Settlement Agreement (this “Agreement”) is made this 25th day of May, 2006 by and among Don Haidl (“Haidl”), Public Auction Systems, Inc. a Nevada corporation (“PAS”), Corey P. Schlossmann (“Schlossmann”), the Capital Direct 1999 Trust and the Core Capital IV Trust, both California trusts (collectively, the “Trusts”), Hearthstone Properties, LLC, a California limited liability company (“Hearthstone”), Hearthstone Properties Delaware, LLC, a Delaware limited liability company (“Hearthstone Delaware”) and together with Haidl, Schlossmann, the Trusts, PAS and Hearthstone, the “Lender Parties”), Entrade, Inc., a Pennsylvania corporation (“Entrade”), and Public Liquidation Systems, Inc. (“PLS”) and Asset Liquidation Group, Inc. (“ALG”), both Nevada corporations collectively doing business as Nationwide Auction Systems (“Nationwide”). Entrade and Nationwide are sometimes herein referred to collectively as the “Company”.

RECITALS

WHEREAS, Entrade purchased Nationwide from Haidl, Schlossmann and the Trusts pursuant to a purchase agreement dated on or about October 1999 (together with any amendments, modifications or restructurings, the “Purchase Agreement”);

WHEREAS, PAS is the payee and holder of that certain Secured Promissory Note dated February 17, 2005 made by Entrade in the original principal amount of $1,125,000 (the “PAS Entrade Note”), which note was due and matured on March 21, 2005 and which remains unpaid as of the date of this Agreement and which note has been assigned to Haidl prior to the date of this Agreement;

WHEREAS, Schlossmann is the payee and holder of that certain Secured Promissory Note dated February 17, 2005 made by Entrade in the original amount of $125,000 (the “Schlossmann Entrade Note”), which note was due and matured on March 21, 2005 and which remains unpaid as of the date of this Agreement;

WHEREAS, Nationwide is a party to the leases for the properties described on Exhibit A attached hereto (collectively, the “Leases”), which by this reference is incorporated herein;

WHEREAS, Schlossmann has personally guaranteed, for the benefit of Nationwide, the indebtedness and other obligations more fully set forth on Exhibit B attached hereto, which by this reference is incorporated herein (the “Guarantees”);

WHEREAS, Haidl and Schlossmann, Core Capital IV Trust and Capital Direct Trust have each subscribed for the amount and number of units of a private placement of Entrade securities more fully described on Exhibit C attached hereto (each, an “Entrade Private Placement Investment”), which by this reference is incorporated herein;

WHEREAS, Schlossmann has participated in the operation of a business within Nationwide at various locations which the parties have traditionally referred to as the “Principal Business,” the “Retail Business” and the “Consigned Auction Business.” This business means the purchase and sale of the principal vehicle inventory at the Buyer’s auction, to individual customers on a retail basis or to wholesale customers (other dealers), and financing, warranty and aftermarket sales related to these retail units, principal units and consigned auction units (collectively, the “Retail Business”). The parties have since November 1, 2005 operated with the understanding that Schlossmann has sold assigned and transferred to the Company any and all interests in and to retail Business effective as of that date.

WHEREAS, the parties desire to fully and finally resolve all of the issues described in these recitals on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the foregoing recitals, and the mutual promises herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Payments to Lender Parties. Unless another date is specified, on or before May 22, 2006 (the “Closing Date”), the following parties shall make the following payments and deliveries:

A. Entrade shall deliver and issue $1,266,781.20 in cash or other immediately available funds in accordance with instructions provided by Haidl and, within 10 business days of the Closing Date, 1,665,000 restricted shares of the no par value common stock of Entrade (the “PAS Penalty Shares”) to Haidl in full and final payment of the PAS Entrade Note. Each of PAS and Haidl represents and warrants to the Company that the PAS Note has been assigned to Haidl by PAS prior to the date of this Agreement;

B. Entrade shall deliver and issue $140,755.00 in cash or other immediately available funds in accordance with instructions provided by Schlossmann and, within 10 business days of the Closing Date, 185,000 restricted shares of the no par value common stock of Entrade (the “Schlossmann Penalty Shares”) to Schlossmann in full and final payment of the Schlossmann Entrade Note;

C. Entrade shall issue and deliver to Haidl, Schlossmann and the Trusts the promissory notes and warrants set forth on Exhibit C in connection with the Entrade Private Placement (as defined in Exhibit K)

D. Nationwide shall deliver to the parties identified on Schedule 1D the amounts set forth on Schedule 1D in full and final payment of any and all amounts due in respect of the Leases as of the Closing Date. A calculation of all amounts due in respect of the Leases is attached hereto as Schedule 1D. The amounts due under this Section 1D shall be payable by issuance to the applicable parties of a promissory note in the applicable amount and in the form of the promissory note attached hereto as Exhibit G.

2. Conditions Precedent. The following shall be conditions precedent to the effectiveness of this Agreement:

A. Conditions Precedent to the Effectiveness of Agreement as Against Lender Parties:

(i)	The Company shall have made each of the cash payments set forth in Section 1;

(ii)	The Company shall have caused its counsel to issue a legal opinion regarding the PAS Penalty Shares and the Schlossmann Penalty Shares to the Company’s stock transfer agent substantially in the form of the legal opinion attached hereto as Exhibit D;

(iii)	The Company shall have delivered to Hearthstone a duly executed version of each of the lease amendments attached hereto as Exhibit E (City of Industry) and Exhibit F (Benecia), respectively;

(iv)	The Company shall have delivered to Hearthstone Properties (or other entity identified by Haidl and Schlossmann) the promissory note attached hereto as Exhibit G; and

(v)	The Company shall have delivered to Schlossmann the promissory notes attached hereto as Exhibit H and Exhibit I, respectively.

B. Conditions Precedent to the Effectiveness of Agreement as Against the Company:

(i)	Hearthstone shall have delivered to Nationwide a duly executed version of each of the lease amendments attached hereto as Exhibit E (City of Industry) and Exhibit F (Benecia), respectively;

(ii)	Each of Haidl, Schlossmann and the Trusts shall have delivered to Entrade a duly executed version of the Undertaking Related to Entrade Consent and Waiver attached hereto as Exhibit J;

(iii)	Schlossmann shall have delivered to the Company a duly executed version of the Disclaimer of Rights related to the Retail Business attached hereto as Exhibit K;

(iv)	Each of Haidl and the Trusts shall have delivered to the Company a duly executed version of the Release attached hereto as Exhibit L-l (in the case of Haidl and any other individual party to this Agreement other than Schlossmann), Exhibit L-2 (in the case of any entity);

C. Each of the parties to this Agreement agrees to use its best efforts to ensure that each of the conditions applicable to such party are satisfied.

3. Additional Deliveries of Lender Parties. As soon as practicable after the Closing Date:

A.	Haidl shall deliver to Entrade:

(i)	The original PAS Entrade Note marked “paid in full”; and

(ii)	a UCC-3 Termination Statement, if required by Entrade, regarding any security interest in the PAS Entrade Note or any other obligation owed or previously owed PAS.

B.	Schlossmann shall deliver to Entrade:

(i)	The original Schlossmann Entrade Note marked “paid in full” and;

(ii)	a UCC-3 Termination Statement, if required by Entrade, regarding any security interest in the Schlossmann Entrade Note or any other obligation owed or previously owed Schlossmann.

4. Covenants and Other Agreements.

A. Haidl and Schlossmann. Each of Haidl and Schlossmann will promptly take any and all such actions reasonably requested by the Company to transfer any Licenses (as hereinafter defined), if any, which may be currently held in either of their names and which are used in connection with the Company’s business to be transferred and assigned to Nationwide or such other party directed by the Company, and shall fully cooperate with the Company in the transfer of, or application for, any and all such Licenses. For purposes of this Agreement, “Licenses” means any licenses, permits, authorizations, franchises, registrations and other approvals from any public or self-regulatory authority, or from any private party , but only to the extent that the same are transferable, relating to the Company’s business.

B. The Company.

(i)	The Company, Schlossmann and Haidl will take any and all required actions necessary to cause Schlossmann and Haidl to be removed from any and all personal guarantees of any Company obligations.

(ii)

If, at any one or more times between the date hereof and May 31, 2008, the Company proposes or commits to issue any shares of its capital stock or any rights or options to purchase shares of its capital stock or any other securities convertible into shares of its capital stock (collectively, the “Securities”), other than in connection with the acquisition of an operating business by the Company and other than in connection with compensating employees of the Company, the Company shall notify Haidl of such issuance and the terms and conditions thereof. Haidl shall have the right to purchase or otherwise acquire up to his proportionate share of such Securities on the same terms and subject to the same conditions. If Haidl elects to exercise such right, he shall, not later than ten business days following the date of such notice from the Company, notify the Company of his election to purchase or otherwise acquire such Securities and the number or amount thereof, up to his proportionate amount, that he elects to purchase or otherwise acquire. In such event, the Company shall issue such Securities to Haidl on the same terms and subject to the same conditions as those contained in its notice. For the purposes of this Section 4B(ii), Haidl’s proportionate share shall be fifteen percent (15%). If Haidl fails to notify the Company of his exercise of the right granted herein, the Company may sell all of the Securities to which its notice related on terms and conditions no less favorable to the Company than those contained in such notice. This paragraph shall not apply to: (i) the Company’s proposed loan from ARWAY, LLC of $6,500,000 (with the possibility of increase to $10,000,000 by ARWAY or another to-be-determined lender) or (ii) the Company’s proposed loan with Sagecrest Capital, with respect to which the Company has executed a term sheet in May 2006.

5. Representations as to Entrade Securities.

A. Each of PAS, with respect to the PAS Penalty Shares, and Schlossmann, with respect to the Schlossmann Penalty Shares (collectively with the PAS Penalty Shares, the “Penalty Shares”), represents and warrants to the Company, which representations and warranties shall survive the execution and delivery of this Agreement, that:

(i)	it or he understands that the Penalty Shares are being issued pursuant to exemptions from State and Federal registration and cannot be sold or assigned by it or he without registration under the Securities Act of 1933, as amended (“Act”), and all applicable state securities laws unless, in the opinion of counsel satisfactory to the Company, exemptions therefrom are available;

(i)	it or he has such knowledge and experience in financial and business matters that it or he is capable of evaluating the merits and risks of owning the Penalty Shares;

(iii)	the Penalty Shares are being acquired solely by, and for the account of, PAS and Schlossmann, respectively, for investment only and not with a view to, or in connection with, the sale, subdivision, fractionalization or distribution thereof;

(iv)	It or he understands that no governmental authority has recommended or endorsed, or will recommend or endorse, the Penalty Shares;

(v)	It or he recognizes that there will be no market for the Penalty Shares and that the it or he cannot expect to be able readily to liquidate the Penalty Shares and

(vi)	It or he is an accredited investor as that term is defined in Rule 501 of Regulation D promulgated under the Act.

B. Each of PAS and Schlossmann agrees to indemnify the Company, and each of its directors, shareholders, employees, officers, attorneys, and agents, and hold each of them harmless from and against any and all loss, liability, claim, damage, cost and expense whatsoever (including, without limitation, any and all investigation and litigation expenses, and attorneys fees) arising out of or based upon any breach of its or his representations and warranties herein or in connection with the sale or distribution by PAS and/or Schlossmann of the Penalty Shares in violation of the Act or any other applicable law.

6. Actions of Schlossmann Relating to Retail Business. The Company agrees that the actions of Schlossmann in creating, developing and operating the Retail Business prior to the date of this Settlement Agreement will be deemed as having been taken in his capacity as an officer of the Company for purposes of the Company’s obligation to indemnify Schlossmann under the Company’s By-Laws for such actions.

7. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, heirs, representatives and assigns; provided, however, that no party shall assign or delegate this Agreement or any of the rights or obligations created hereunder without the prior written consent of the other party.

8. Remedies. All rights and remedies provided herein shall be in addition to and not in substitution of all other rights and remedies available to a party at law or in equity.

9. Notices. All notices or other communications required or permitted to be given hereunder shall be hand delivered, sent by overnight courier service, or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed as set forth below (or such other address given pursuant to this Section); receipt shall be deemed to occur on the day after sending by overnight courier and four days after sending by mail as aforesaid.

If to Nationwide, to: Nationwide Auction Systems 13005 E. Temple Avenue City of Industry, CA	If to Haidl, to: Don Haidl P.O. Box 337079 North Las Vegas, NV 89033

If to Entrade: Entrade, Inc. 500 Central Avenue Northfield, IL 60093 Attn: Peter Harvey	if to Schlossmann, to: Corey P. Schlossmann 20130 Via Cellini Northridge, CA 91326
In either case, with a copy to: Ron Rosenfeld Entrade Inc. 500 Central Avenue Northfield, IL 60093	If to PAS, to Public Auction Systems, Inc. P.O. Box 337079 North Las Vegas, NV 89033
And to: Philip E. Ruben, Esq. Levenfeld Pearlstein 211 Waukegan Rd., Suite 300 Northfield, IL 60093	If to Core Capital Trust, to: Core Capital Trust 20130 Via Cellini Northridge, CA 91326
If to Capital Direct Trust, to: Capital Direct Trust P.O. Box 337079 North Las Vegas, NV 89033

If to Hearthstone, to Hearthstone Properties P.O. Box 337079 North Las Vegas, NV 89033

If to Hearthstone Delaware 20130 Via Cellini Northridge, CA 91326

10. Entire Agreement. This Agreement, and the exhibits hereto (incorporated herein), represent the entire agreement and understanding of the parties with reference to the transactions contemplated. This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by all of the parties against whom enforcement of such amendment would be sought.

11. Severability. This Agreement shall be severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of this Agreement or of any other provision hereof.

12. Section Headings. Section headings in this Agreement are solely for convenience of reference and shall not affect the interpretation of this Agreement or of any provision hereof.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

14. Governing Law and Venue. This Agreement shall be deemed made in Northfield, Illinois. The parties agree that any claim or suit between or among them involving this Agreement (and any Exhibits) or any of the agreements or transactions contemplated hereby shall be subject to the exclusive jurisdiction of the state and federal courts located in Cook County, Illinois. Each party hereto irrevocably consents to the jurisdiction of such courts and waives any claim that such courts constitute an inconvenient forum for the resolution of disputes arising hereunder. This Agreement shall be construed in accordance with the laws of Illinois, without regard to its choice of laws rules. To the extent of any conflicts between this Agreement and any of the Exhibits with respect to the subject matter of this paragraph, this Agreement shall govern.

15. Costs and Expenses. Each party shall be responsible for and bear all of its costs and expenses incurred at any time in connection with pursuing or consummating the transactions contemplated hereby.

16. Advice of Counsel. Each of the undersigned has been advised to seek the advice of legal counsel prior to executing this agreement and has been given the opportunity to do so.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller, Buyer and Entrade have caused this Agreement to be signed as of the date first written above.

DON HAIDL:	THE COMPANY:

PUBLIC LIQUIDATION SYSTEMS, INC., a Nevada corporation doing business as Nationwide Auction Systems

COREY P. SCHLOSSMANN	By:
Greg O’Neill
	Its:	President

ASSET LIQUIDATION GROUP, INC, a Nevada corporation doing business as Nationwide Auction Systems
PUBLIC AUCTION SYSTEMS, INC.,
A Nevada corporation	By:
Greg O’Neill
By:	Its:	President
Don Haidl

Its:
ENTRADE, INC, a Pennsylvania corporation
CAPITAL DIRECT TRUST, a
California trust	By:
Peter R. Harvey
	Its:	President
By:

Its:

CORE CAPITAL IV TRUST,
a California trust

By:

Its:

HEARTHSTONE PROPERTIES, LLC
a California limited liability company

By:

Its:

HEARTHSTONE PROPERTIES DELAWARE, LLC a Delaware limited liability company

By:

Its:

EXHIBITS AND SCHEDULES TO SETTLEMENT AGREEMENT

SCHEDULE 1D	CALCULATION OF AMOUNTS DUE UNDER LEASES
EXHIBIT A	LEASES
EXHIBIT B	GUARANTEED OBLIGATIONS
EXHIBIT C	DESCRIPTION OF ENTRADE PRIVATE PLACEMENT INVESTMENT
EXHIBIT D	FORM OF LEGAL OPINION
EXHIBIT E	AMENDMENT LEASE (CITY OF INDUSTRY, CA)
EXHIBIT F	AMENDMENT LEASE (BENECIA, CA)
EXHIBIT G	PROMISSORY NOTE TO LANDLORD(S)
EXHIBIT H	PROMISSORY NOTE TO SCHLOSSMANN
EXHIBIT I	PROMISSORY NOTE TO SCHLOSSMANN
EXHIBIT J	RETAIL BUSINESS DISCLAIMER
EXHIBIT K	UNDERTAKING RELATED TO ENTRADE CONSENT AND WAIVER
EXHIBITS L1 and L-2	FORM OF RELEASE

SCHEDULE 1D

CALCULATION OF AMOUNTS DUE UNDER LEASES AS OF CLOSING DATE

Landlord/Property Description	Payable to Haidl	Payable to Schlossmann	Interest and Fees	Total
Hearthstone Properties Benecia	20,063	5,016		25,079
	512,248		56,570	568,818
Hearthstone Properties Kansas City	93,441	23,360		116,801
Hearthstone Properties Pomona (Ontario)	371,266	92,817		464,083
Hearthstone Properties Riverdale	138,605	34,651		173,256
Hearthstone Properties El Monte	17,507	17,507		35,013
Hearthstone Properties Delaware (Texas)		154,048	21,561	175,609
Hearthstone Properties Delaware (Delaware)		95,827	10,475	106,302
TOTAL:	1,153,130	423,226	88,606	1,664,962

All amounts subject to adjustment for: (i) amounts paid but not credited and (ii) penalties and interest not included in the above per the express terms of any applicable lease.

EXHIBIT A

NATIONWIDE LEASES

Landlord	Address
Hearthstone Properties Benecia	1 Oak Road, Benecia, CA
Hearthstone Properties Kansas City	2101 Manchester, Kansas City, MO
Hearthstone Properties Pomona (Ontario)	3801 East Guasti Road, Ontario, CA
Hearthstone Properties Riverdale	6196 West Lee’s Road, Riverdale, GA
Hearthstone Properties El Monte
Hearthstone Properties Delaware (Texas)
Hearthstone Properties Delaware (Delaware)

EXHIBIT B

GUARANTEED OBLIGATIONS

Certificate of Deposits

2 Issued by Pacific Western Bank (Formerly First American Bank):

C/D # 10000206 Original amount $10,000, now $10,710.06 Issued 9/25/01 Held by DMV for Dealer License 39269 (ALG’s).

C/D # 10000207 Original amount $10,000, now $10,710.06 Issued 9/25/01 Held by DMV for Dealer License 39276 (PLS’s)

Bonds In Place:

DMV Commercial Requestor Bond for ALG

Bond #:	69484056
Amount:	$50,000
Expires:	3-10-06

This bond is required to allow access to DMV records thru KSR (current CVR, but the old name is used most frequently)

Auction Company Bond for ALG

Bond #:	69542543
Amount:	$20,000
Expires:	6-20-06

DMV Dealer Bond for ALG

Bond #	43204529
Amount:	$50,000 (from original amount of $ 10,000)
Expires:	7-20-06

DMV Commercial Requestor Bond for PLS

Bond #:	69484064
Amount:	$50,000
Expires:	3-10-06

This bond is required to allow access to DMV records thru KSR (current CVR, but the old name is used most frequently)

Auction Company Bond for ALG

Bond #:
Amount:	$20,000
Expires:	6-20-06

DMV Dealer Bond for PLS

Bond #	43204528
Amount:	$50,000 (from original amount of $ 10,000)
Expires	7-20-06

International Sureties

New Orleans, LA

Misc Bond for USMS

Line of Credit

Line of Credit with AFC

EXHIBIT C

DESCRIPTION OF

ENTRADE PRIVATE PLACEMENT INVESTMENT

Name	PPM Note Dated 2/17/05	Artra Participation Note dated 2/17/05	Extension Artra Participation Note dated 2/17/06	Extension Warrant dated 2/17/06
Don Haidl	2,854,046	285,404	285,404	285,404
Capital Direct Trust	594,467	59,447	59,447	59,447
Corey Schlossmann	320,620	32,062	32,062	32,062
Core Capital IV Trust	2,867	287	287	287

All documents will be in the form of the notes and warrants issuable under the Entrade Private Placement.

EXHIBIT D

FORM OF LEGAL OPINION

[LEVENFELD PEARLSTEIN LETTERHEAD]

Public Auction Systems, Inc.

Mr. Corey Schlossmann

Core Capital IV Trust

Capital Direct Trust

13005 E. Temple Avenue

City of Industry, CA

Re: Entrade Inc.

Gentlemen:

We have acted as counsel for Entrade Inc. (“Entrade”), a Pennsylvania corporation, in connection with that certain Settlement Agreement (the “Settlement Agreement”) made and entered into as of the      day of May 2006, by and among Don Haidl (“Haidl”), Public Auction Systems, Inc. a Nevada corporation (“PAS”), Corey P. Schlossmann (“Schlossmann”), the Capital Direct 1999 Trust and the Core Capital IV Trust, both California trusts (collectively, the “Trusts”), Public Auction Systems, Inc., a Nevada corporation (“PAS”), Hearthstone Properties, LLC, a California limited liability company (“Hearthstone”) and together with Haidl, Schlossmann, the Trusts and PAS, the “Lender Parties”), Entrade, Inc., a Pennsylvania corporation (“Entrade”), and Public Liquidation Systems, Inc. (“PLS”) and Asset Liquidation Group, Inc. (“ALG”), both Nevada corporations collectively doing business as Nationwide Auction Systems (“Nationwide”). We have reviewed the Settlement Agreement and all Exhibits thereto. Pursuant to Section 2A(ii) thereof, a legal opinion from Entrade’s legal counsel is required under the Settlement Agreement and, as such, Entrade has requested our opinion with respect to the issues related thereto. This opinion is delivered solely for your benefit and may not be distributed to any other person without our prior written consent.

For purposes of this opinion, we have assumed the authenticity of all documents submitted to us as originals, the conformity of all originals of all documents submitted to us as copies, and the authenticity of originals of all documents submitted to us as copies. We have also assumed the genuineness of the signatures of the persons signing all documents reviewed in connection with this opinion, the authority of such person signing on behalf of the parties thereto, and the due authorization, execution and delivery of all documents by the parties thereto. Please note that we did not represent Entrade in the negotiations, preparation or documentation of any of the agreements associated with the Settlement Agreement.

We have made such investigations of statutory and regulatory materials (including, but not limited to, Rule 144 as promulgated under the Securities Act of 1933, as amended, and the regulations thereunder) that we deemed relevant in connection with the delivery of this opinion. We have relied, without independent investigation, upon such certificates of public officials and/or officers of Entrade and have examined such other documents and records as we have deemed necessary and relevant as a basis for our opinion set forth herein. Capitalized terms not defined herein shall have the meaning ascribed to such term or terms in the Settlement Agreement.

Based upon the foregoing, we are of the opinion that:

1.	PAS’ holding period for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (“Rule 144”), with respect to the PAS Penalty Shares either: (i) issued prior to the date of the Settlement Agreement or (ii) required to be issued pursuant to the PAS Entrade Note or the Settlement Agreement but not yet actually issued, commenced, or shall commence, as the case may be, on the date such PAS Penalty Shares were earned under the PAS Entrade Note, whether or not the PAS Penalty Shares were actually issued.

2.	Schlossmann’s holding period for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (“Rule 144”), with respect to the Schlossmann Penalty Shares either: (i) issued prior to the date of the Settlement Agreement or (ii) required to be issued pursuant to the Schlossmann Entrade Note or the Settlement Agreement but not yet actually issued, commenced, or shall commence, as the case may be, on the date such Schlossmann Penalty Shares were earned under the Schlossmann Entrade Note, whether or not the Schlossmann Penalty Shares were actually issued.

Sincerely,

Levenfeld Pearlstein, LLC

By:
Philip E. Ruben

cc:	Ronald Rosenfeld, Entrade Inc.

EXHIBIT E

AMENDMENT TO LEASE

(CITY OF INDUSTRY, CA)

FURTHER LEASE MODIFICATION AND AMENDMENT AGREEMENT TO

STANDARD INDUSTRIAL LEASE-SPECIAL NET, DATED

SEPTEMBER 1, 1990

This Modification and Amendment to Standard Industrial Lease-Special Net, Dated September 1, 1990, as modified on August 20, 1993, as further modified on October 15, 1999 (“Amendment”) is entered into this     day of May, 2006 (“Effective Date”) between [Identify landlord] (“Landlord” or “Lessor”) and Asset liquidation Group, Inc. (“Lessee” or “Tenant”).

RECITALS:

WHEREAS, the parties hereto are parties to the certain Standard Industrial Lease-Special Net, dated as of September 1, 1990, as modified on August 20, 2993, as further modified on October 15, 1999 (the “Lease”); and

WHEREAS, the parties hereto desire to further modify and amend certain provisions of the Lease;

NOW THEREFORE, the parties hereto agree as follows:

1. All defaults, penalties, and interest under the Lease prior to the date of this Amendment are hereby waived in all respects.

2. The Term of the Lease is hereby extended to June l, 2007 (the “Extended Term Date”). In addition, on the Extended Term Date, the Term shall be automatically extended for four (4) additional successive one (1) year periods provided that Tenant timely makes each and every required monthly rental payment under the Lease for the twelve month period immediately preceding the date of the applicable automatic extension (or if Landlord, at the request of Tenant, waives in writing Tenant’s failure to make any such required payment). Tenant shall be deemed to have made timely payment on its monthly rental obligations if it makes the applicable payment on or before required payment date, or, if it fails to do so, within thirty (30) calendar days of the applicable payment date (the “Cure Period”). Nothing herein shall require the Landlord to waive any failure by Tenant to timely make any rental payment on or prior to its due date or prior to the expiration of any Cure Period. Notwithstanding the foregoing automatic term extensions, in the event that: (i) the full amount owed by the Company under any promissory note issued under Section 2A(iv) of that certain Settlement Agreement dated the date hereof by and among Don Haidl (“Haidl”), Public Auction Systems, Inc. a Nevada corporation (“PAS”),

Corey P. Schlossmann (“Schlossmann”), the Capital Direct 1999 Trust and the Core Capital IV Trust, both California trusts (collectively, the “Trusts”), Hearthstone Properties, LLC, a California limited liability company (“Hearthstone”), Hearthstone Properties Delaware, LLC, a Delaware limited liability company (“Hearthstone Delaware”) and together with Haidl, Schlossmann, the Trusts, PAS and Hearthstone, the “Lender Parties”), Entrade, Inc., a Pennsylvania corporation (“Entrade”), and Public Liquidation Systems, Inc. (“PLS”) and Asset Liquidation Group, Inc. (“ALG”), both Nevada corporations collectively doing business as Nationwide Auction Systems (“Nationwide”) (the “Settlement Agreement”), is not paid prior to July 15, 2006, and (ii) if an Event of Default occurs under any such promissory note which is not cured within the Cure period (as defined above), then there shall be no further automatic extensions of the Term of the Lease during which the date of the maturity date of any such note falls and such event shall be deemed an event of default under this Lease.

3. Commencing on June 1, 2006, and continuing through the end of the Extended Term, the monthly rent under the Lease shall be amended an amount equal to the “Fair Market Monthly Rent” For purposes of this Amendment, “Fair Market Rent Amount” shall mean an amount determined by a mutually agreeable independent third party commercial real estate appraiser (“Independent Appraiser”) or similar expert (the cost of which shall be shared equally between Landlord and Tenant) to be the fair market monthly rent for the subject property. The determination of the Independent Appraiser shall be final and binding on the parties.

4. This Amendment shall be limited solely to the matters expressly set forth herein and shall not, except to the extent expressly set forth herein, constitute an amendment of any other term or condition of the Agreement or otherwise modify the Agreement.

5. This Amendment shall become effective upon the Effective Date. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one agreement. A facsimile of an executed copy of this Amendment shall have the same force and effect as an original executed copy.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

LESSORS:	[IDENTIFY LANDLORD(S)]

LESSEE:	ASSET LIQUIDATION GROUP, INC.

By:

Print Name and Title

EXHIBIT F

AMENDMENT TO LEASE

(BENECIA, CA)

LEASE MODIFICATION AND AMENDMENT AGREEMENT TO STANDARD

INDUSTRIAL/COMMERCIAL SINGLE TENANT LEASE-NET, DATED

MAY 25, 2001

This Amendment to Lease is made and entered into between Hearthstone Properties, Benecia, LLC, a California limited liability company (“Lessor” or “Landlord”) and Public Liquidation Systems, Inc., a Nevada corporation (“Lessee” nor “Tenant”). The Lessor and the Lessee are sometimes referred to collectively as the “Parties” and individually as a “Party”.

WHEREAS, Lessor and Lessee are parties to that certain Standard Industrial/Commercial Single Tenant Lease-Net dated May 25, 2001, pursuant to which Lessor has leased to Lessee the property commonly known as 1 Oak Road, Benecia, Solano County, California (the “Benecia Lease”);

WHEREAS, the parties hereto desire to modify and amend certain provisions of the Lease;

NOW THEREFORE, in consideration of the foregoing recitals, and for the mutual promises herein, and for other good and valuable consideration, the Parties hereby agree as follows:

1. Effective upon receipt of all payments required to be made by Entrade Inc. and Nationwide (deed below) under Section 1D of that certain Settlement Agreement by and among Don Haidl, Public Auction Systems, Inc. a Nevada corporation, Corey P. Schlossmann, the Capital Direct 1999 Trust and the Core Capital IV Trust, both California trusts, Public Auction Systems, Inc., a Nevada corporation, Hearthstone Properties, LLC, a California limited liability company, Entrade, Inc., a Pennsylvania corporation, and Public Liquidation Systems, Inc. and Asset Liquidation Group, Inc., both Nevada corporations collectively doing business as Nationwide Auction Systems (“Nationwide”), all defaults under the Lease prior to the date of this Amendment are hereby waived in all respects.

2. The Term of the Lease is hereby extended to June 1, 2007. In addition, the Terms shall be automatically extended for four (4) additional successive one (1) year periods provided that Tenant timely makes each and every required monthly rental payment under the Lease for the twelve month period immediately preceding the date of the applicable automatic extension (or if Landlord, at the request of Tenant, waives in writing Tenant’s failure to make any such required payment). Tenant shall be deemed to have made timely payment on its monthly rental obligations if it makes the applicable payment on or before required payment date, or, if it fails to do so, within thirty (30) calendar days of the applicable payment date (the “Cure Period”). Nothing herein shall require the Landlord to waive any failure by Tenant to timely make any rental payment on or prior to its due date or prior to the expiration of any Cure Period. Notwithstanding the foregoing automatic term extensions, in the event that: (i) the full amount owed by the Company under any promissory note issued under Section 2A(iv) of that certain Settlement Agreement dated the date hereof by and among Don Haidl (“Haidl”), Public Auction Systems, Inc. a Nevada corporation (“PAS”), Corey P. Schlossmann (“Schlossmann”), the Capital Direct 1999 Trust and the Core Capital IV Trust, both California trusts (collectively, the “Trusts”), Hearthstone Properties, LLC, a California limited liability company (“Hearthstone”), Hearthstone Properties Delaware, LLC, a Delaware limited liability company (“Hearthstone Delaware”) and together with Haidl, Schlossmann, the Trusts, PAS and Hearthstone, the “Lender Parties”), Entrade, Inc., a Pennsylvania corporation (“Entrade”), and Public Liquidation Systems, Inc. (“PLS”) and Asset Liquidation Group, Inc. (“ALG”), both Nevada corporations collectively doing business as Nationwide Auction Systems (“Nationwide”) (the “Settlement Agreement”), is not paid prior to July 15, 2006 and (ii) if an Event of Default occurs under any such promissory note which is not cured within the Cure period (as defined above), then there shall be no further automatic extensions of the Term of the Lease during which the date of the maturity date of any such note falls and such event shall be deemed an event of default under this Lease.

3. Commencing on June 1, 2006, and continuing through the end of the Extended Term, the monthly rent under the Lease shall be amended an amount equal to the “Fair Market Monthly Rent” For purposes of this Amendment, “Fair Market Rent Amount” shall mean an amount determined by a mutually agreeable independent third party commercial real estate appraiser (“Independent Appraiser”) or similar expert (the cost of which shall be shared equally between Landlord and Tenant) to be the fair market monthly rent for the subject property. The determination of the Independent Appraiser shall be final and binding on the parties.

4. This Amendment shall be limited solely to the matters expressly set forth herein and shall not, except to the extent expressly set forth herein, constitute an amendment of any other term or condition of the Agreement or otherwise modify the Agreement.

5. This Amendment shall become effective upon the Effective Date. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one agreement. A facsimile of an executed copy of this Amendment shall have the same force and effect as an original executed copy.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

LESSORS:	[IDENTIFY LANDLORD(S)]

LESSEE:	PUBLIC LIQUIDATION SYSTEMS, INC.

By:

Print Name and Title

EXHIBIT G

PROMISSORY NOTE

(LANDLORD(S))

$[Past Due Rent Amount]**[1]	May , 2006

The undersigned (“Maker”), ASSET LIQUIDATION GROUP, INC. AND PUBLIC LIQUIDATIONS SYSTEMS, INC., both Nevada corporations collectively doing business as Nationwide Auction Systems, for value received, and intending to be legally bound hereby, promises to pay to the order of [Identify Landlord] (“Payee”), at [Landlord’s address] or at such other place or places as Payee may designate in writing, the principal sum of [Identify Past Due Rent Amount] ($            ), plus interest (if any) as described below, with all principal owed hereunder payable in full on July 15, 2006 (the “Maturity Date”).

Notwithstanding anything to the contrary herein, no interest shall accrue under this Note until the Maturity Date.

If Maker fails to pay all principal due on or before the Maturity Date, then commencing on July 15, 2006: (i) interest shall begin to accrue on the outstanding balance under this Note at the rate of ten percent (10%) per annum, (ii) the Maturity Date shall be extended to July 15, 2007 (the “Extended Maturity Date”), (iii) 1/12th of the principal amount, together with outstanding interest, shall be due and payable on the 15th day of each month until fully paid, (iv) on the 15th day of each month (as determined by the      day of such month) while any amounts under this Note remain outstanding, Maker shall cause to be issued to Payee the “Additional Entrade Consideration” (defined below).

For purposes of this Note, the “Additional Entrade Consideration” means: (i) a non-interest bearing promissory note issued by Entrade Inc., Maker’s parent corporation (“Entrade”), in an amount equal to 10% of the then outstanding principal balance of this Note (a “Bonus Note”), due 2 years from the date of issuance, and otherwise consistent with the form and terms of the analogous promissory notes issued to subscribers in Entrade’s currently outstanding private placement of Entrade securities (the “Private Placement”) and (ii) a 5 year warrant to purchase shares of Entrade common stock (a “Warrant”) at $0.10 per share in a form generally consistent to the form of warrant issued to subscribers in the Private Placement, where the number of shares exercisable under the warrant would be equal to 10% of the then outstanding principal amount of this Note. For illustrative purposes only, in the event that Maker fails to make any principal payment on or before the Maturity Date, then the Additional Entrade Consideration due

[1]

The principal amount will be as reflected on Schedule 1D to the Settlement Agreement. In the event that Schedule 1D reflects late fees and penalties for a given property, that amount will be discounted from the principal if the entire amount due is paid on or before the Maturity Date.

on the Maturity Date would be a Bonus Note in the amount of $             and a Warrant to purchase              Entrade shares.

All interest and principal shall be due and payable on the Maturity Date. Interest shall be calculated based upon a year consisting of 365 days and charged for the actual number of days elapsed.

This Note may be prepaid by Maker at any time, without penalty.

It is expressly agreed by Maker that time is of the essence hereof, and it shall be an “Event of Default” hereunder if:

(i) Maker shall fail to pay any amount of principal or interest due hereunder; or

(ii) Maker is or becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due, or Maker applies for, consents to or acquiesces in the appointment of a trustee, receiver or other custodian for Maker or any of its property, or makes a general assignment for the benefit of creditors, or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Maker or for a substantial part of Maker’s property and is not discharged within ninety (90) days, or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law is commenced in respect of Maker, and if such case or proceeding is not commenced in respect of Maker, it is consented to or acquiesced in by Maker or remains for ninety (90) days undismissed, or Maker takes any action to authorize, or in the furtherance of, any of the foregoing; or

In addition to the other sums payable hereunder, Maker agrees to pay to the holder all reasonable attorneys’ fees and costs that may be incurred by the holder of this Note in enforcing any of the terms hereof after an Event of Default.

Except as otherwise provided in this Note, Maker hereby waives notice of nonpayment, notice of dishonor, and protest of any dishonor, and agrees that its liabilities shall be unconditional without regard to the liability of any other party and shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder hereof. Further, Maker consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker and without affecting its liability hereunder.

The holder hereof shall not by any act of omission or commission be deemed to waive any of its right or remedies hereunder unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The waiver of any event shall not be construed as a waiver of any other right or remedy, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or of any other right or remedy.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is deemed to be invalid or unenforceable under such law, such provision shall be ineffective only to the extent of such invalidity or unenforceability without affecting the validity or enforceability of any other provision of this Note.

Maker (and the undersigned representative of Maker, if any) represents that Maker has full power and authority and legal right to execute and deliver this Note and this Note shall be binding on Maker and its respective successors and assigns.

This Note shall be governed by and construed according to the internal laws of the State of Illinois without regard to principals of conflicts of law.

MAKER AND LENDER EACH CONSENT TO JURISDICTION IN THE STATE OF CALIFORNIA AND VENUE IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF LOS ANGELES FOR SUCH PURPOSES AND THEY EACH WAIVE ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND ANY OBJECTION THAT SUCH COUNTY IS INCONVENIENT. MAKER AND LENDER EACH HEREBY EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT AND/OR THE TRANSACTIONS WHICH ARE THE SUBJECT OF THIS PROMISSORY NOTE.

IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the date first above written.

PUBLIC LIQUIDATION SYSTEMS, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Greg O’Neill
Its:	President

ASSET LIQUIDATION GROUP, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Greg O’Neill
Its:	President

ENTRADE, INC, a Pennsylvania corporation

By:
Peter R. Harvey
Its:	President

EXHIBIT H

PROMISSORY NOTE

(SCHLOSSMANN)

THIS NOTE IS BEING ISSUED TO MEMORIALZE AMOUNTS DUE THE PAYEE INS RESPECT OF PAYEE’S PRIOR OWNERSHIP INTEREST IN THE “RETAIL BUSINESS”, AS THAT TERM IS DEFINED IN THAT CERTAIN SETTLEMENT AGREEMENT DATED THE DATE HEREOF, BY AND AMONG DON HAIDL, PUBLIC AUCTION SYSTEMS, INC, A NEVADA CORPORATION (“PAS”), PAYEE, THE CAPITAL DIRECT 1999 TRUST AND THE CORE CAPITAL IV TRUST, BOTH CALIFORNIA TRUSTS, HEARTHSTONE PROPERTIES, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY, ENTRADE, INC., A PENNSYLVANIA CORPORATION, AND MAKER.

$401,453	May , 2006

The undersigned (“Maker”), ASSET LIQUIDATION GROUP, INC. AND PUBLIC LIQUIDATIONS SYSTEMS, INC., both Nevada corporations collectively doing business as Nationwide Auction Systems, for value received, and intending to be legally bound hereby, promises to pay to the order of Corey P. Schlossmann (“Payee”), at 20130 Via Cellini, Northridge, CA 91326 or at such other place or places as Payee may designate in writing, the principal sum of FOUR HUNDRED ONE THOUSAND FOUR HUNDRED FIFTY THREE ($401,453), plus interest of 10% per annum on the outstanding balance hereof, in accordance with the terms below,

Principal under this Note shall be payable in 6 equal monthly installments, with the first payment due on June     , 2006, and all remaining principal owed hereunder payable in full on November     , 2006 (the “Maturity Date”). Interest shall be payable concurrently with principal payments.

If Maker fails to pay all principal due on or before the Maturity Date, then commencing on the Maturity Date, then on the      day of each month (as determined on the      day of such month) while any amounts under this Note remain outstanding, Maker shall cause to be issued to Payee the “Additional Entrade Consideration” (defined below).

For purposes of this Note, the “Additional Entrade Consideration” means: (i) a non-interest bearing promissory note issued by Entrade Inc., Maker’s parent corporation (“Entrade”), in an amount equal to 10% of the then outstanding principal balance of this Note (a “Bonus Note”), due 2 years from the date of issuance, and otherwise consistent with the form and terms of the analogous promissory notes issued to subscribers in Entrade’s currently outstanding private placement of Entrade securities (the “Private Placement”) and (ii) a 5 year warrant to purchase shares of Entrade common stock (a “Warrant”) at $0.10 per share in a form generally consistent to the form of warrant issued to subscribers in the Private Placement, where the number of shares exercisable under the warrant would be equal to 10% of the then outstanding principal amount of this Note. For illustrative purposes only, in the event that Maker fails to make any principal payment on or before the Maturity Date, then the Additional Entrade Consideration due on the Maturity Date would be a Bonus Note in the amount of $40,145.30 and a Warrant to purchase 40,145 Entrade shares.

Interest shall be calculated based upon a year consisting of 365 days and charged for the actual number of days elapsed.

This Note may be prepaid by Maker at any time, without penalty.

It is expressly agreed by Maker that time is of the essence hereof, and it shall be an “Event of Default” hereunder if:

(i) Maker shall fail to pay any amount of principal or interest due hereunder; or

(ii) Maker is or becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due, or Maker applies for, consents to or acquiesces in the appointment of a trustee, receiver or other custodian for Maker or any of its property, or makes a general assignment for the benefit of creditors, or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Maker or for a substantial part of Maker’s property and is not discharged within ninety (90) days, or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law is commenced in respect of Maker, and if such case or proceeding is not commenced in respect of Maker, it is consented to or acquiesced in by Maker or remains for ninety (90) days undismissed, or Maker takes any action to authorize, or in the furtherance of, any of the foregoing; or

In addition to the other sums payable hereunder, Maker agrees to pay to the holder all reasonable attorneys’ fees and costs that may be incurred by the holder of this Note in enforcing any of the terms hereof after an Event of Default.

Except as otherwise provided in this Note, Maker hereby waives notice of nonpayment, notice of dishonor, and protest of any dishonor, and agrees that its liabilities shall be unconditional without regard to the liability of any other party and shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder hereof. Further, Maker consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker and without affecting its liability hereunder.

The holder hereof shall not by any act of omission or commission be deemed to waive any of its right or remedies hereunder unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The waiver of any event shall not be construed as a waiver of any other right or remedy, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or of any other right or remedy.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is deemed to be invalid or unenforceable under such law, such provision shall be ineffective only to the extent of such invalidity or unenforceability without affecting the validity or enforceability of any other provision of this Note.

Maker (and the undersigned representative of Maker, if any) represents that Maker has full power and authority and legal right to execute and deliver this Note and this Note shall be binding on Maker and its respective successors and assigns.

This Note shall be governed by and construed according to the internal laws of the State of Illinois without regard to principals of conflicts of law.

MAKER AND LENDER EACH CONSENT TO JURISDICTION IN THE STATE OF CALIFORNIA AND VENUE IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF LOS ANGELES FOR SUCH PURPOSES AND THEY EACH WAIVE ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND ANY OBJECTION THAT SUCH COUNTY IS INCONVENIENT. MAKER AND LENDER EACH HEREBY EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT AND/OR THE TRANSACTIONS WHICH ARE THE SUBJECT OF THIS PROMISSORY NOTE.

IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the date first above written.

PUBLIC LIQUIDATION SYSTEMS, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Greg O’Neill
Its:	President

ASSET LIQUIDATION GROUP, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Greg O’Neill
Its:	President

ENTRADE, INC, a Pennsylvania corporation

By:
Peter R. Harvey
Its:	President

EXHIBIT I

PROMISSORY NOTE

(SCHLOSSMANN)

PROMISSORY NOTE

(SCHLOSSMANN)

$161,193.68	May , 2006

The undersigned (“Maker”), ASSET LIQUIDATION GROUP, INC. AND PUBLIC LIQUIDATIONS SYSTEMS, INC., both Nevada corporations collectively doing business as Nationwide Auction Systems, for value received, and intending to be legally bound hereby, promises to pay to the order of Corey P. Schlossmann (“Payee”), at 20130 Via Cellini, Northridge, CA 91326 or at such other place or places as Payee may designate in writing, the principal sum of ONE HUNDRED SIXTY ONE THOUSAND ONE HUNDRED NINETY-THREE AND 68/100 DOLLARS ($161,193.68), without interest, in accordance with the terms below,

Principal under this Note shall be payable in 6 equal monthly installments, with the first payment due on June     , 2007, and all remaining principal owed hereunder payable in full on November     , 2006 (the “Maturity Date”).

Interest shall be calculated based upon a year consisting of 365 days and charged for the actual number of days elapsed.

This Note may be prepaid by Maker at any time, without penalty.

It is expressly agreed by Maker that time is of the essence hereof, and it shall be an “Event of Default” hereunder if:

(i) Maker shall fail to pay any amount of principal or interest due hereunder; or

(ii) Maker is or becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due, or Maker applies for, consents to or acquiesces in the appointment of a trustee, receiver or other custodian for Maker or any of its property, or makes a general assignment for the benefit of creditors, or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Maker or for a substantial part of Maker’s property and is not discharged within ninety (90) days, or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law is commenced in respect of Maker, and if such case or proceeding is not commenced in respect of Maker, it is consented to or acquiesced in by Maker or remains for ninety (90) days undismissed, or Maker takes any action to authorize, or in the furtherance of, any of the foregoing; or

In addition to the other sums payable hereunder, Maker agrees to pay to the holder all reasonable attorneys’ fees and costs that may be incurred by the holder of this Note in enforcing any of the terms hereof after an Event of Default.

Except as otherwise provided in this Note, Maker hereby waives notice of nonpayment, notice of dishonor, and protest of any dishonor, and agrees that its liabilities shall be unconditional without regard to the liability of any other party and shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder hereof. Further, Maker consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker and without affecting its liability hereunder.

The holder hereof shall not by any act of omission or commission be deemed to waive any of its right or remedies hereunder unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The waiver of any event shall not be construed as a waiver of any other right or remedy, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or of any other right or remedy.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is deemed to be invalid or unenforceable under such law, such provision shall be ineffective only to the extent of such invalidity or unenforceability without affecting the validity or enforceability of any other provision of this Note.

Maker (and the undersigned representative of Maker, if any) represents that Maker has full power and authority and legal right to execute and deliver this Note and this Note shall be binding on Maker and its respective successors and assigns.

This Note shall be governed by and construed according to the internal laws of the State of Illinois without regard to principals of conflicts of law.

MAKER AND LENDER EACH CONSENT TO JURISDICTION IN THE STATE OF CALIFORNIA AND VENUE IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF LOS ANGELES FOR SUCH PURPOSES AND THEY EACH WAIVE ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND ANY OBJECTION THAT SUCH COUNTY IS INCONVENIENT. MAKER AND LENDER EACH HEREBY EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES AGAINST ANY

OTHER PARTY WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT AND/OR THE TRANSACTIONS WHICH ARE THE SUBJECT OF THIS PROMISSORY NOTE.

IN WITNESS WHEREOF, Maker has duly executed this Secured Promissory Note as of the date first above written.

PUBLIC LIQUIDATION SYSTEMS, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Greg O’Neill
Its:	President

ASSET LIQUIDATION GROUP, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Greg O’Neill
Its:	President

ENTRADE, INC, a Pennsylvania corporation

By:
Peter R. Harvey
Its:	President

EXHIBIT J

DISCLAIMER OF RIGHTS

THIS DISCLAIMER (this “Disclaimer”) is made this      day of May, 2006, but effective for all purposes as of November 1, 2005, by Corey P. Schlossmann (“Schlossmann”) in favor of Public Liquidation Systems, Inc. (“PLS”) and Asset Liquidation Group, Inc. (“ALG”), both Nevada corporations collectively doing business as Nationwide Auction Systems (“Nationwide”), and Entrade, Inc., a Pennsylvania corporation (“Entrade”). Nationwide and Entrade are sometimes herein referred to collectively as the “Company”.

A. This Disclaimer is being delivered pursuant Section 2B(iii) of that certain Settlement Agreement, dated May     , 2006, by and among Don Haidl, Public Auction Systems, Inc. a Nevada corporation, Schlossmann, the Capital Direct 1999 Trust and the Core Capital IV Trust, both California trusts, Hearthstone Properties, LLC, a California limited liability company, Entrade and Nationwide (the “Settlement Agreement”).

B. Schlossmann is the Chief Executive Officer of Nationwide and has participated in the operation of a business within Nationwide which the parties have traditionally referred to as the “Principal Business,” the “Retail Business” and the “Consigned Auction Business.” This business means the purchase and sale of the principle vehicle inventory at the Buyer’s auction, to individual customers on a retail basis or to wholesale customers (other dealers), and financing, warranty and aftermarket sales related to these retail units, principal units and consigned auction units (collectively, the “Business”).

C. As a condition to the Settlement Agreement, the Company has required that Schlossmann execute and deliver this Disclaimer.

NOW THEREFORE, in consideration of the foregoing recitals and the payments to be made to Schlossmann by the Company under the Settlement Agreement, including the Promissory Note attached as Exhibit H to the Settlement Agreement, Schlossmann agrees as follows:

1. Schlossmann hereby irrevocably disclaims and waives:

(a)	any and all of his rights, title and interest, however arising, in and to the Business, including intellectual property rights, whether registered or not; and

(b)	any and all rights, moneys, earnings, distributions or other amounts generated as a result of, or in any manner whatsoever connected with, the Business.

2. As a result of this Disclaimer, Schlossmann acknowledges, as of the Effective Date, that, as between the Company and Schlossmann, the Company is the sole and exclusive owner of the Business and all proprietary rights (including intellectual property rights) associated with the Business.

3. Schlossmann agrees to take such further actions, and execute such further documents, as may be reasonably requested by the Company following the date of this Disclaimer to effectuate the purposes of this Disclaimer.

IN WITNESS WHEREOF, Schlossmann has executed this Disclaimer as of the day first written above.

COREY P. SCHLOSSMANN

EXHIBIT K

UNDERTAKING RELATED TO ENTRADE CONSENT AND WAIVER

Entrade Inc.

500 Central Avenue

Northfield, IL 60096

Re:	Investment in Entrade Private Placement

Gentlemen:

This Letter is being delivered to you pursuant to Section 2B(ii) of that certain Settlement Agreement 2006 by and among Don Haidl (“Haidl”), Public Auction Systems, Inc. a Nevada corporation (“PAS”), Corey P. Schlossmann (“Schlossmann”), the Capital Direct 1999 Trust and the Core Capital IV Trust, both California trusts (collectively, the “Trusts”), Public Auction Systems, Inc., a Nevada corporation (“PAS”), Hearthstone Properties, LLC, a                                      limited liability company (“Hearthstone”) and together with Haidl, Schlossmann, the Trusts and PAS, the “Lender Parties”), Entrade, Inc., a Pennsylvania corporation (“Entrade”), and Public Liquidation Systems, Inc. (“PLS”) and Asset Liquidation Group, Inc. (“ALG”), both Nevada corporations collectively doing business as Nationwide Auction Systems (“Nationwide”) (the “Settlement Agreement”). The execution and delivery of this letter is required by Section 2B(ii) of the Settlement Agreement.

The undersigned has subscribed for [insert subscription amount] (the “Entrade Private Placement Investment” in a private placement of Entrade securities (the “Entrade Private Placement”).

Entrade has advised the undersigned that it intends to seek from all investors in the Entrade Private Placement (collectively, the “Entrade Private Placement Investors” and individually, an “Entrade Private Placement Investor”) a consent and waiver (the “Proposed Waiver”) relating to the Entrade Private Placement. The Proposed Waiver will include, among other things, a request by Entrade that each Private Placement Investor agrees to:

•

waive any and all defaults in connection with their Entrade Private Placement Investment, including, but not limited to: (i) any failure by Entrade to comply with the terms of the associated private placement memorandum and any associated document, including without limitation, the defaults, if any, caused by the consummation of the transaction between Entrade, the undersigned and James Clapp in February, 2005, (ii) any failure by Entrade to identify a collateral agent, to effectuate the pledge of the stock of Nationwide required of Entrade in favor of the Private Placement Investors, or any other matter related to the intended collateral, (iii) failure to timely issue the notes and warrants representing the initial investment in the Entrade Private Placement, or the notes and warrants required to be issued upon extension of the initial notes; (iv) any failure pay interest or principal on any debt instrument, (v) failure to timely issue any required extension notice, which tardy notice will be consented to in the Proposed Waiver, (vi) failure to timely issue any required warrant to purchase Entrade common stock required to be issued by Entrade and (vii) such other similar performance defaults or potential defaults as may be later identified in the Proposed Waiver;

•	waive a right of rescission that will be offered to all Private Placement Investors

•	consent to the designation of a collateral agent by Entrade, in its sole discretion, to act on behalf of all of the Private Placement Investors

•

if included in the Proposed Waiver, consent to the extension of the maturity date of all notes issued in connection with the Entrade Private Placement a (“Private Placement Restructuring”). Any such extension would have the effect of creating uniform maturity and interest payment dates for all Entrade Private Placement Investors. To the extent that any additional consideration is provided by Entrade (but the undersigned hereby agrees that it has already received consideration for this letter and that no such additional consideration will be required as a condition to executing the Proposed Waiver) to the Entrade Private Placement Investors in connection with the Private Placement Restructuring, all Private Placement Investors will be treated equally, on a pro-rata basis, except that the undersigned acknowledges that the Company may provide consideration of any variety and in any amount, proportionate or otherwise, to James Clapp without violating the terms of this letter or the Proposed Waiver.

The undersigned covenants and agrees that he, she or it will promptly and timely execute any Proposed Waiver that materially comports with the terms set forth in this letter, without further consideration.

Notwithstanding anything to the contrary herein, in the event that either (i) 50% or more of the Entrade Private Placement Investors or (ii) Entrade Private Placement Investors representing 50% or more of the aggregate amount subscribed by the Entrade Private Placement Investors execute the Proposed Waiver, then such action shall be deemed conclusive proof, not subject to challenge, that the Proposed Waiver comports in material respects with this letter and the undersigned shall be required to execute the Proposed Waiver.

In the event that Entrade does not receive, on or before December 31, 2006, an executed Proposed Waiver from Entrade Private Placement Investors representing at least 75% of the total amounts subscribed for in the Entrade Private Placement (not including the undersigned, or any other party to the Settlement Agreement), then the undersigned shall be relieved of any and all obligations under this letter.

The undersigned agrees to take such additional actions and execute such additional documents as may be reasonably requested by Entrade in order to effectuate the purposes of this letter and the Proposed Waiver.

Dated: May     , 2006

[Identify Subscriber]

Print name (and, if applicable, title)

EXHIBIT L-l

FORM OF RELEASE

(Individual)

This Release is made this      day of May, 2006 by                                      (“Releasing Party”) in favor of Entrade, Inc., a Pennsylvania corporation (“Entrade”), and Public Liquidation Systems, Inc. (“PLS”) and Asset Liquidation Group, Inc. (“ALG”), both Nevada corporations collectively doing business as Nationwide Auction Systems (“Nationwide”). Entrade and Nationwide are sometimes herein referred to as the “Company”. Capitalized terms not defined shall have the meaning ascribed to such terms in the Settlement Agreement (defined below).

WHEREAS, the Releasing Party and others have entered into a Settlement Agreement (the “Settlement Agreement”) with the Company concurrently with the date of this Release; and

WHEREAS this Release is being executed and delivered to the Company pursuant to Section 2B(iv) of the Settlement Agreement; and

WHEREAS, the parties would not have agreed to the terms and conditions of the Settlement Agreement, or any term and condition thereof, but for the Releasing Party’s agreement to execute and deliver this Release to the Company.

NOW THEREFORE, in consideration of the foregoing recitals, and for the mutual promises herein, and for other good and valuable consideration, the parties hereby agree as follows:

1. Recitals. The foregoing Recitals are hereby incorporated into and made a part of this Release.

2. Release. The Releasing Party, on behalf of himself and for himself and his affiliates, employees, partners, agents, managers, representatives, accountants, attorneys, trustees, advisors, successors, predecessors in interest, heirs, executors and assigns, hereby fully and unconditionally releases, acquits and forever discharges the Company and its predecessors and successors in interest, heirs, assigns, past, present and future officers, directors, shareholders, agents, employees, managers, representatives, attorneys, accountants, advisors, owners, partners, shareholders, trustees, parent, affiliate and subsidiary organizations (collectively, “Released Parties” and individually a “Released Party”), of and from, and does hereby relinquish, any and all past and present actions, suits, arbitrations, damages, claims, demands in law or equity, obligations, charges, complaints, causes of action, injuries, liabilities, rights, judgments, penalties, fines, losses, bonds, bills, expenses and all other legal responsibilities prior to the date of this Release whether suspected or unsuspected, including but not limited to causes of action for compensatory, equitable and/or injunctive relief, general, specific or punitive damages, costs, losses, expenses and compensation, based on any theory of recovery, which the Releasing Party has against the Company arising directly or indirectly out of or relating in any way to any failure or default that has heretofore occurred with respect to any obligation of the Company that is expressly a direct obligation to pay money to the Releasing Party, either as rent under the Leases or as principal, interest or penalties under any promissory notes.

3. Waiver of California Civil Code § 1542. With respect to the release set forth in Section 2 above the Releasing Party further agrees that if, subsequent to the execution of this Release, it incurs or suffers loss, damage, or injuries that are in any way related to the Dispute, but that are unknown and unanticipated at the time this Release is signed, the following applies:

3.1 The Releasing Party assumes the above-mentioned risks and understands that the Release SHALL APPLY TO ALL UNKNOWN CLAIMS OR UNANTICIPATED RESULTS OF THE FAILURES AND DEFAULTS DESCRIBED ABOVE, AS WELL AS THOSE KNOWN AND ANTICIPATED, and upon advice of counsel, the Releasing Party does hereby waive any and all rights under California Civil Code §1542, which section has been duly explained and reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

3.2 The Releasing Party represents that he has obtained the advice of legal counsel prior to signing this Release, and that he executes this Release voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by California Civil Code §1541, i.e., “the extinguishments of all obligations” arising directly or indirectly out of or relating to the subject matter hereof.

4. General Release; No Assignment. This Release shall constitute and is a general release of the matters defined herein. The parties each represent and warrant to the other that each has not heretofore assigned or transferred, or purported to assign or transfer, any claim, demand, debt, liability or cause of action herein released.

5. Consideration for Release. In full and fair consideration for this release and discharge and for any inconvenience or harm that may have resulted from the matter giving rise to this Release, the Releasing Party acknowledges that the Company has made certain payments to the Releasing Party and agreed to certain undertakings all as more fully set forth in the Settlement Agreement.

6. No Admission of Wrongdoing. By entering into this Release or the Settlement Agreement, the Company does not admit that it has committed any wrongdoing. This Release is entered into for the purpose of resolving the matters described herein and in the

Settlement Agreement. The Releasing Party shall not introduce or present this release to any individual, entity, or administrative, regulatory or judicial body for the purpose of demonstrating that the Company has admitted or been engaged in any wrongdoing.

7. Integration. The parties declare and represent that no promise, inducement or other agreement has been made conferring any benefit upon any party except those contained herein or in the Settlement Agreement or documents entered into in connection therewith. The parties further declare and represent that this Release contains the entire agreement pertaining to the subject matter thereof, and that this Release supersedes any prior or contemporaneous negotiations, representations, agreements and understandings of the parties with respect to such matters, whether written or oral. Parol evidence shall be inadmissible to show agreement by or between the parties to any term or condition contrary to or in addition to the terms and conditions contained in this Release. Each party acknowledges that each has not relied on any promise, representation or warranty, expressed or implied, not contained in this Agreement.

8. Challenges. The parties each agree that they will not seek to challenge or to have determined invalid, void or unenforceable any provision of this Release or this Release itself. The parties understand that this Agreement contains the relinquishment of legal rights, as each has deemed appropriate, and each has sought the advice of legal counsel, which each of the parties has encouraged the other to seek.

9. Fees and Costs. The parties each will bear their own attorney’s fees and costs in connection with this Release and the actions described in the Recitals above.

10. Governing Law. This Release is made under and will in all respects be interpreted, enforced and governed by the laws of the State of California, without regard to that state’s conflict of laws principles.

11. Amendment. This Release cannot be altered, amended or modified in any respect, except by a writing duly executed by the Parties.

12. Non-Waiver. No course of dealing between or among the parties shall be deemed to affect, modify, amend or discharge any provision or term of this Release. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right or remedy shall preclude other or future exercise thereof. This Agreement is the result of good faith negotiations and compromise.

13. Construction. This Release has been jointly negotiated and drafted. The language of this Release shall be construed as a whole according to its fair meaning and not strictly for or against either of the parties.

14. Enforcement. If there is litigation of any kind between the Parties arising out of or concerning the enforcement of this Release or if the releases set forth herein are interposed as a defense in any litigation between the parties, the prevailing party shall be entitled to recover from the other party the reasonable attorney’s fees and costs incurred in connection with such litigation.

15. Further Assurances. The parties hereby agree to execute such other documents and to take such other actions as may be necessary to further the purposes and fulfill the terms of this Release.

16. Counterparts. This Release may be executed in counterparts and has the same force and effect as if all the signatures were obtained in one document.

17. Authority. The parties represent and warrant that they have all requisite power, authority and legal right necessary to execute and deliver this Release and to perform and carry out the transactions contemplated by this Release upon the terms and subject to the conditions of this Release. Each of the individuals executing this Release on behalf of the parties represent that each has been duly authorized to execute this Release. No other or further authorization or approval from any person will be required for the validity or enforceability of the provisions of this Release.

IN WITNESS WHEREOF, the parties hereto have caused this Release to be executed in on the date shown below.

Date:

RELEASING PARTY:	THE COMPANY:

PUBLIC LIQUIDATION SYSTEMS, INC.,
a Nevada corporation doing business as
Nationwide Auction Systems
Print Name
By:
Greg O’Neill
	Its:	President

ASSET LIQUIDATION GROUP, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Greg O’Neill
	Its:	President

ENTRADE, INC:

By:
Peter R. Harvey
	Its:	President

ENTRADE, INC:

By:
Peter R. Harvey
	Its:	President

EXHIBIT L-2

FORM OF RELEASE

(Entity)

This Release is made this      day of May, 2006 by                                      (“Releasing Party”) in favor of Entrade, Inc., a Pennsylvania corporation (“Entrade”), and Public Liquidation Systems, Inc. (“PLS”) and Asset Liquidation Group, Inc. (“ALG”), both Nevada corporations collectively doing business as Nationwide Auction Systems (“Nationwide”). Entrade and Nationwide are sometimes herein referred to as the “Company”. Capitalized terms not defined shall have the meaning ascribed to such terms in the Settlement Agreement (defined below).

WHEREAS, the Releasing Party and others have entered into a Settlement Agreement (the “Settlement Agreement”) with the Company concurrently with the date of this Release; and

WHEREAS this Release is being executed and delivered to the Company pursuant to Section 2B(iv) of the Settlement Agreement; and

WHEREAS, the parties would not have agreed to the terms and conditions of the Settlement Agreement, or any term and condition thereof, but for the Releasing Party’s agreement to execute and deliver this Release to the Company.

NOW THEREFORE, in consideration of the foregoing recitals, and for the mutual promises herein, and for other good and valuable consideration, the parties hereby agree as follows:

1. Recitals. The foregoing Recitals are hereby incorporated into and made a part of this Release.

2. Release. The Releasing Party, on behalf of itself and for itself and its affiliates, employees, partners, agents, managers, representatives, accountants, attorneys, trustees, advisors, successors, predecessors in interest, heirs, executors and assigns, hereby fully and unconditionally releases, acquits and forever discharges the Company and its predecessors and successors in interest, heirs, assigns, past, present and future officers, directors, shareholders, agents, employees, managers, representatives, attorneys, accountants, advisors, owners, partners, shareholders, trustees, parent, affiliate and subsidiary organizations (collectively, “Released Parties” and individually a “Released Party”), of and from, and does hereby relinquish, any and all past and present actions, suits, arbitrations, damages, claims, demands in law or equity, obligations, charges, complaints, causes of action, injuries, liabilities, rights, judgments, penalties, fines, losses, bonds, bills, expenses and all other legal responsibilities prior to the date of this Release whether suspected or unsuspected, including but not limited to causes of action for compensatory, equitable and/or injunctive relief, general, specific or punitive damages, costs, losses, expenses and compensation, based on any theory of recovery, which the Releasing Party has against the Company arising directly or indirectly out of or relating in any way to any failure or default that has heretofore occurred with respect to any obligation of the Company that is expressly a direct obligation to pay money to the Releasing Party as rent, penalties or interest under the Leases or as principal, interest or penalties under any promissory notes.

3. Waiver of California Civil Code § 1542. With respect to the release set forth in Section 2 above the Releasing Party further agrees that if, subsequent to the execution of this Release, it incurs or suffers loss, damage, or injuries that are in any way related to the Dispute, but that are unknown and unanticipated at the time this Release is signed, the following applies:

3.1 The Releasing Party assumes the above-mentioned risks and understands that the Release SHALL APPLY TO ALL UNKNOWN CLAIMS OR UNANTICIPATED RESULTS OF THE FAILURES AND DEFAULTS DESCRIBED ABOVE, AS WELL AS THOSE KNOWN AND ANTICIPATED, and upon advice of counsel, the Releasing Party does hereby waive any and all rights under California Civil Code §1542, which section has been duly explained and reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

3.2 The Releasing Party represents that it has obtained the advice of legal counsel prior to signing this Release, and that it executes this Release voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by California Civil Code §1541, i.e., “the extinguishments of all obligations” arising directly or indirectly out of or relating to the subject matter hereof.

4. General Release; No Assignment. This Release shall constitute and is a general release of the matters defined herein. The parties each represent and warrant to the other that each has not heretofore assigned or transferred, or purported to assign or transfer, any claim, demand, debt, liability or cause of action herein released.

5. Consideration for Release. In full and fair consideration for this release and discharge and for any inconvenience or harm that may have resulted from the matter giving rise to this Release, the Releasing Party acknowledges that the Company has made certain payments to the Releasing Party and agreed to certain undertakings all as more fully set forth in the Settlement Agreement.

6. No Admission of Wrongdoing. By entering into this Release or the Settlement Agreement, the Company does not admit that it has committed any wrongdoing. This Release is entered into for the purpose of resolving the matters described herein and in the Settlement Agreement. The Releasing Party shall not introduce or present this release to any individual, entity, or administrative, regulatory or judicial body for the purpose of demonstrating that the Company has admitted or been engaged in any wrongdoing.

7. Integration. The parties declare and represent that no promise, inducement or other agreement has been made conferring any benefit upon any party except those contained herein or in the Settlement Agreement or documents entered into in connection therewith. The parties further declare and represent that this Release contains the entire agreement pertaining to the subject matter thereof, and that this Release supersedes any prior or contemporaneous negotiations, representations, agreements and understandings of the parties with respect to such matters, whether written or oral. Parol evidence shall be inadmissible to show agreement by or between the parties to any term or condition contrary to or in addition to the terms and conditions contained in this Release. Each party acknowledges that each has not relied on any promise, representation or warranty, expressed or implied, not contained in this Agreement.

8. Challenges. The parties each agree that they will not seek to challenge or to have determined invalid, void or unenforceable any provision of this Release or this Release itself. The parties understand that this Agreement contains the relinquishment of legal rights, as each has deemed appropriate, and each has sought the advice of legal counsel, which each of the parties has encouraged the other to seek.

9. Fees and Costs. The parties each will bear their own attorney’s fees and costs in connection with this Release and the actions described in the Recitals above.

10. Governing Law. This Release is made under and will in all respects be interpreted, enforced and governed by the laws of the State of California, without regard to that state’s conflict of laws principles.

11. Amendment. This Release cannot be altered, amended or modified in any respect, except by a writing duly executed by the Parties.

12. Non-Waiver. No course of dealing between or among the parties shall be deemed to affect, modify, amend or discharge any provision or term of this Release. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right or remedy shall preclude other or future exercise thereof. This Agreement is the result of good faith negotiations and compromise.

13. Construction. This Release has been jointly negotiated and drafted. The language of this Release shall be construed as a whole according to its fair meaning and not strictly for or against either of the parties.

14. Enforcement. If there is litigation of any kind between the Parties arising out of or concerning the enforcement of this Release or if the releases set forth herein are interposed as a defense in any litigation between the parties, the prevailing party shall be entitled to recover from the other party the reasonable attorney’s fees and costs incurred in connection with such litigation.

15. Further Assurances. The parties hereby agree to execute such other documents and to take such other actions as may be necessary to further the purposes and fulfill the terms of this Release.

16. Counterparts. This Release may be executed in counterparts and has the same force and effect as if all the signatures were obtained in one document.

17. Authority. The parties, represent and warrant that they have all requisite power, authority and legal right necessary to execute and deliver this Release and to perform and carry out the transactions contemplated by this Release upon the terms and subject to the conditions of this Release. Each of the individuals executing this Release on behalf of the parties represent that each has been duly authorized to execute this Release. No other or further authorization or approval from any person will be required for the validity or enforceability of the provisions of this Release.

IN WITNESS WHEREOF, the parties hereto have caused this Release to be executed in on the date shown below.

Date:

RELEASING PARTY:	THE COMPANY:

PUBLIC LIQUIDATION SYSTEMS, INC.,
a Nevada corporation doing business as
Nationwide Auction Systems
Print Name
By:
Greg O’Neill
	Its:	President

ASSET LIQUIDATION GROUP, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Greg O’Neill
	Its:	President

ENTRADE, INC:

By:
Peter R. Harvey
	Its:	President